Exhibit 3.01


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                             OF CYTATION CORPORATION

     Cytation Corporation, a corporation organized and existing and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation duly adopted resolutions at a meeting proposing and declaring advisable that the Certificate of Incorporation of the Corporation be amended, and that such amendments be submitted to the stockholders of the Corporation for their consideration, as follows:

     RESOLVED: That it is hereby declared advisable that the Certificate of Incorporation of the Corporation be amended by deleting the first sentence of Article FOURTH of the Certificate of Incorporation of the Corporation and inserting the following paragraphs in its place:

          "FOURTH: The total number of shares of capital stock that the Corporation shall have authority to issue shall be 3,140,000 shares, consisting of 2,000,000 shares of common stock, having a par value of $0.001 per share (the "Common Stock"), and 1,140,000 shares of Preferred Stock, having a par value of $0.01 per share (the "Preferred Stock").

               At the same time as the filing of this Amendment to the Certificate of Incorporation of the Corporation with the Secretary of State of Delaware becomes effective, each one hundred fifty (150) shares of common stock of the corporation, par value $0.001 per share (the "Old Common Stock"), issued and outstanding or held in the treasury of the Corporation immediately prior to the effectiveness of such filing, shall be combined, reclassified and changed into one (1) fully paid and nonassessable share of Common Stock, par value $.001 per share.

               Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate and payment of any required transfer fees, a certificate or certificates representing the largest whole number of shares of Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraph. Any certificate for one or more shares of the Old

               Common Stock not so surrendered shall be deemed to represent one share of the Common Stock for each one hundred fifty (150) shares of the Old Common Stock previously represented by such certificate.

               No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon such combination and reclassification of the Old Common Stock into shares of Common Stock. Instead of issuing any fractional shares of Common Stock which would otherwise be issuable upon such combination and reclassification, the corporation shall pay to the holders of the shares of Old Common Stock which were thus combined and reclassified cash in respect of such fraction in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a manner prescribed by the Board of Directors) at the close of business on the date such combination and reclassification becomes effective."

     RESOLVED: That it is hereby declared advisable that the Certificate of Incorporation of the Corporation be amended by amending Section C of Article FOURTH of the Certificate of Incorporation of the Corporation to provide a new subsection 4, as follows:

          "4.  Repurchase.  The  Corporation,  with  the  consent of the holders
               ----------
          of Series A Preferred Stock as set forth in Section C.9. of Article FOURTH of the Certificate of Incorporation and as otherwise provided the Certificate of Incorporation, shall be authorized to redeem all, but not less than all, of the Series A Preferred Stock upon payment to each holder thereof of $.01 in cash per share and the issuance to each holders of a stock purchase warrant substantially the following form :

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                        [ ], 2002 VOID AFTER [    2004


                              CYTATION CORPORATION
             (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)

                  WARRANTFORTHE PURCHASEOFSHARES OFCOMMON STOCK
                  ---------------------------------------------

     FOR  VALUE  RECEIVED,  Cytation  Corporation  (the  "Company"),  a Delaware
corporation,  hereby  certifies  that  [                               ]  (the
"Holder")  is  entitled,  subject to the provisions of this Warrant, to purchase from  the  Company  from  time  to time during the period specified in Section 2
below,[                                             ]  (                     )
fully paid and non-assessable shares of Common Stock specified herein (the "Acquirable Shares") at the price per share specified herein (the "Purchase Price"). The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

     1.     Definitions
            -----------

A. "Common Stock" shall mean and include the Company's Common Stock authorized on the date hereof and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided, however, that the shares issuable upon exercise of the Warrants shall include only shares of such class designated in the Company's Articles of Incorporation as Common Stock on the date hereof or (i), in the case of any reclassification, change, consolidation, merger, sale or conveyance of the character referred to in Section 9, the stock, securities or property provided for in such section or (ii), in the case of any reclassification or change in the outstanding shares of Common Stock issuable upon exercise of the Warrants as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value to par value, such shares of Common Stock as so reclassified or changed.

B. "Company" means and includes the corporation named above as well as (i) any immediate or more remote successor corporation resulting from the merger or consolidation of such corporation (or any immediate or more remote successor corporation of such corporation) with another corporation or (ii) any corporation to which such corporation (or any immediate or more remote successor corporation of such corporation) has transferred its property or assets as an entirety or substantially as an entirety.

C.     "Purchase  Price"  means  $0.01  per  share  of  Common  Stock.

D. "Warrant" means this Warrant and all other stock purchase warrants issued in exchange for this Warrant.

E. "Warrant Stock" means the shares of Common Stock issuable upon exercise of Warrants issued to the Holder.

     2.     Exercise  Period.  This Warrant may be exercised in whole or in part
            -----------------
at  any  time,  or from time to time during the period commencing as of the date
hereof  and  ending  [            ],  2004  (the  "Expiration  Date").

     3.     Mechanics  of  Exercising the Warrant. This Warrant may be exercised
            --------------------------------------
by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Purchase Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder or his or her duly authorized attorney. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Purchase Price, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Holder shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

     4.     Loss  or  Theft  of Warrant. Upon receipt by the Company of evidence
            ----------------------------
reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

     5.     Reservation  of  Shares.  The  Company will at all times reserve for
            ------------------------
issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and other securities) from time to time receivable upon exercise of this Warrant. All such shares (and other securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

     6.     Fractional  Shares.   No  fractional  shares  or  scrip representing
            -------------------
fractional shares  shall  be  issued  upon  the  exercise  of  this  Warrant.

     7.     Exchange,  Transfer  or  Assignment  of  Warrant.  This  Warrant  is
            ------------------------------------------------
exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section 10 hereof, upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form attached hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

     8.     Rights of the Holder.   The  Holder  shall not, by virtue hereof, be
            ---------------------
entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     9.     Reclassifications,  Consolidations  and  Mergers.  In  case  of  any
            ------------------------------------------------
reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that each holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances. Without limiting the foregoing, in the event of a reverse split of the outstanding shares of Common Stock, the number of shares of Warrant Stock shall be reduced, and the Purchase Price shall be increased, by the divisor utilized to compute the reverse split. By way of example only, in the event of a "one--for-ten" reverse split of the outstanding shares of Common Stock, the number of shares of Warrant Stock would be divided by ten and the Purchase Price would be multiplied by ten.

     10.    Transfer to Comply with the 1933 Act, This Warrant and any Warrant
            ------------------------------------
Stock may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (1) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the 1933 Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 10
                                                                      ----------
with respect to any resale or other disposition of such securities; or (2) to any person upon delivery of a prospectus then meeting the requirements of the 1933 Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

     11.    Legend.   Unless  the  shares of Warrant Stock have been registered
            -----
under the 1933 Act, upon exercise of all or any portion of this Warrant and the issuance of any of the shares of Warrant Stock, all certificates representing shares shall bear on the face thereof substantially the following legend:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not he sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or unless an opinion of counsel to the Corporation is obtained stating that such disposition is in compliance with an available exemption from such registration.

     12.    Notices.  All  notices  required  hereunder shall be in writing and
            --------
shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company or Holder, as the case may be, for whom such notice is intended, at the address of such party as set forth on the first page, or at such other address of which the Company or Holder has been advised by notice hereunder.

     13.     Applicable  Law.  The Warrant is issued under and shall for all
             ---------------
purposes be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                   CYTATION  CORPORATION

                                   By:
                                      -----------------------------
                                   Richard  A.  Fisher
                                   Chairman

                                  EXERCISE FORM


[To  be  signed  only  upon  exercise  of  Warrant]
---------------------------------------------------

To  Cytation  Corporation:

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________________ shares of Common Stock of Cytation Corporation and herewith makes payment of $__________________ therefor, and requests that the certificates for such shares be issued in the names of, and delivered to, _________________________________________________________whose
address      is__________________________________________________________.

Dated:

                                             (Signature  must  conform  in  all
                                             ----------------------------------
                                             respects  to  name  of  holder  as
                                             ----------------------------------
                                             specified  on  the  face  of  the
                                             ----------------------------------
                                             Warrant)
                                             --------

                                             ----------------------------------
                                             (Address)

                                 ASSIGNMENT FORM


[To  be  signed  only  upon  transfer  of  Warrant]
---------------------------------------------------

     For value received, the undersigned hereby sells, assigns and transfers unto _________________________________ the right represented by the within Warrant to purchase ________________ shares of Common Stock of Cytation
Corporation to which the within Warrant relates, and appoints _____________________, Attorney to transfer such right on the books of Cytation Corporation with full power of substitution in the premises.

                                        Dated:  (Signature  must  conform  in
                                        ---------------------------------------
                                        all  respects  to  name  of  holder  as
                                        ---------------------------------------
                                        specified  on  the  face of the Warrant)
                                        ----------------------------------------


                                         --------------------------------------
                                        (Address)

Signed  and  sealed  in  the  presence  of:

---------------------------------------



     Upon repurchase, the Series A Preferred Stock shall be cancelled and not be re-issued."

RESOLVED: That it is hereby declared advisable that the Certificate of Incorporation of the Corporation be amended by amending the first sentence of Section (a) (3) of Article FIFTH of the Certificate of Incorporation of the Corporation to read in its entirely, as follows:

     "(3) Any action required or permitted to be taken by the stockholders of the Corporation may be effected by a consent in writing of stockholders as provided in Section 228 of the Delaware General Corporate Law as in force and effect on the date of this amendment to the Certificate of Incorporation, "

RESOLVED: That the board of directors hereby recommends to the stockholders of this Corporation the approval and adoption of each of three proposed amendments to the Certification of Incorporation (the "Proposed Amendments").

RESOLVED: That the officers of the Corporation severally are authorized, in accordance with the by-laws of the Corporation and the Delaware General Corporate Law, to call and send notice of an Annual Meeting of Stockholders to be held on September 10, 2002 for the purpose of approving and adopting the Proposed Amendments, and for such other business as may properly come before the stockholders at such meeting (the "Annual Meeting").

RESOLVED: That, if the Proposed Amendments are approved and adopted by a majority of the outstanding shares of stock entitled to vote at the Annual Meeting as set forth in the Corporation's Certificate of Incorporation, each officer of the Corporation, without further action of the Board of Directors, shall be authorized, for and on behalf of the Corporation and in its name, (i) to prepare, execute and file with the Secretary of State of the State of Delaware a Certificate of Amendment to the Certificate of Incorporation of the Corporation setting forth the Proposed Amendments and
     (ii) to execute and deliver any and all documents required to effect the Proposed Amendments, and, in connection therewith, to take any and all such actions and to execute with a corporate seal if deemed desirable, and deliver or file any and all other agreements, amendments, instruments, documents, opinions, certificates, and/or other writings as the officer so acting shall deem appropriate and desirable to carry into effect the foregoing Resolutions or any part or parts thereof.

SECOND: That the Corporation duly called and held an Annual Meeting of its stockholders, at which meeting a requisite number of shares were voted in favor of each of the Proposed Amendments.

THIRD: That the Proposed Amendments were duly adopted in accordance with the provisions of Subchapter VIII and Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Cytation Corporation has caused this certificate to be signed by Richard A. Fisher, its Chairman of the Board, and attested by Veronica
G.  Szewc,  its  Secretary,  this  22nd  day  of  November,  2002.

                                     CYTATION  CORPORATION
                                     By: /s/  Richard  A.  Fisher
                                        ------------------------
                                        Richard  A.  Fisher
                                        Chairman  of  the  Board
ATTEST:
   /s/  Veronica  G.  Szewc
---------------------------
Veronica  G.  Szewc
Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "COLLEGELINK.COM INCORPORATED", CHANGING ITS NAME FROM "COLLEGELINK.COM INCORPORATED" TO "CYTATION CORPORATION", FILED IN THIS OFFICE ON THE TWENTY- SECOND DAY OF JUNE, A.D. 2001, AT 9 O'CLOCK A.M.
A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.








                         /s/  Harriet  Smith  Windsor
                         ----------------------------------------------
                         Harriet Smith Windsor, Secretary of State AUTHENTICATION:1208537
                         DATE:06-25-01

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                          COLLEGELINK.COM INCORPORATION

     CollegeLink.com Incorporated, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation duly adopted resolutions at a meeting proposing and declaring advisable that the Certificate of Incorporation of the Corporation be amended, and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:

     RESOLVED: That  it  is  hereby  declared  advisable that the Certificate of
          Incorporation  of  the  Corporation be amended by deleting the current
          Article FIRST  in  its  entirety  and  inserting  a  new Article
                  -----
          FIRST to read as  follows:
          -----
          FIRST:  The  name  of  the  corporation  (the  "Corporation")  is
          -----
          Cytation  Corporation.

     RESOLVED: That the board of directors hereby recommends to the stockholders of this Corporation the approval and adoption of the proposed amendment to change the Corporation's name from "CollegeLink.com Incorporated" to "Cytation Corporation" (the "Name Change Amendment"); and

     RESOLVED: That the officers of the Corporation severally are authorized, in accordance with the by-laws of the Corporation and the Delaware General Corporation Law, to call and send notice of a special meeting of stockholders to be held on June 19, 2001 for the purpose of approving and adopting the Name Change Amendment, and for such other business as may properly come before the stockholders at such meeting (the "Special Meeting").

     RESOLVED: That, if the the Name Change Amendment (is) approved and adopted by holders of a majority of the outstanding shares of stock entitled to vote at the Special Meeting, each officer of the Corporation, without further action of the board of directors, shall be authorized, for and on behalf of the Corporation and in its name,
          (i) to prepare, execute and file with the Secretary of State of the State of Delaware a Certificate of Amendment to the Certificate of

          Incorporation of the Corporation setting forth the Name Change Amendment and (ii) to execute and deliver any and all documents required to effect the Name Change, and, in connection therewith, to take any and all such actions and to execute with a corporate seal if deemed desirable, and deliver or file any and all other agreements, amendments, instruments, documents, opinions, certificates, and/or other writings as the officer so acting shall deem appropriate and desirable to carry into effect the foregoing Resolutions or any part or parts thereof

SECOND: That the Corporation duly called and held a special meeting of its stockholders, at which meeting a requisite number of shares were voted in favor of the Name Change Amendment.

THIRD: That the Name Change Amendment was duly adopted in accordance with the provisions of Subchapter VII and Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, CollegeLink.com Incorporated has caused this certificate to be signed by Richard A. Fisher, its Chairman of the Board, and attested by Veronica G. Szewc, its Secretary, this 21st day of June, 2001.

                                 COLLBGELINK.COM  INCORPORATED
                                 By:/s/  Richard  A.Fisher
                                    ----------------------
                                    Richard  A.  Fisher
                                    Chairman  of  the  Board
ATTEST:
/s/  Veronica  G.  Szewc
------------------------
Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:
     "CYTATION.COM INCORPORATED", A NEW YORK CORPORATION, WITH AND INTO "COLLEGELINK.COM INCORPORATED" UNDER THE NAME OF "COLLEGELINK.COM INCORPORATED", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE SIXTEENTH DAY OF NOVEMBER, A.D. 1999, AT 11 O'CLOCK A.M.
     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.







                                    /s/  Edward  J.  Freel
                                    ----------------------
                                    Edward  J.  Freel,  Secretary  of  State
                                    AUTHENTICATION:0083963
                                    DATE:11-16-99

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                          CYTATION.COM INCORPORATED
                           (a New York corporation)
                                      INTO

                         COLLEGELINK.COM INCORPORATED
                           (a Delaware corporation)

                         Pursuant to Section 253 of the
                         ------------------------------
                        Delaware General Corporation Law
                        --------------------------------

     Cytation.com Incorporated, a corporation organized and existing under the laws of New York, ("Cytation") does hereby certify as follows:

     1. That this corporation was incorporated on the 2nd day of April, 1969, pursuant to the New York Business Corporation Law, the provisions of which permit the merger of a corporation of another state and a corporation organized and existing under the laws of New York.

     2. That this corporation owns all the issued and outstanding capital stock of CollegeLink.com Incorporated, a corporation incorporated on the 1st day of November, 1999, pursuant to the Delaware General Corporation Law ("CollegeLink").

     3. That the directors of this corporation, by the following resolutions of its Board of Directors duly adopted at a meeting of the Board of Directors on November 11, 1999, determined to merge itself into said CollegeLink (the "Merger"):

     RESOLVED: That the Board of directors deems it advisable and in the best interests of the Corporation for the Corporation to enter into an Agreement and Plan of Merger, a copy of which has been presented to and reviewed by the Directors and is hereby ordered filed with the minutes of this meeting (the "Merger Agreement"), pursuant to which, among other things, (i) the Corporation will be merged with and into CollegeLink.com Incorporated, a Delaware corporation and wholly owned subsidiary of the Corporation ("CollegeLink"), with CollegeLink continuing as the surviving corporation; and (ii) shares of CollegeLink will be issued to the shareholders of the Corporation upon surrender of any certificates therefor at the rate of one (1) share of the common stock of CollegeLink for each share of common stock of the Corporation, one (1) share of the Series A Convertible Preferred Stock of CollegeLink for each share of Series A Convertible Preferred Stock of the Corporation, one (1) share of the Series B Convertible Preferred Stock of CollegeLink for each share of Series B Convertible

          Preferred Stock of the Corporation, and one (1) share of the Series C Convertible Preferred Stock of CollegeLink for each share of Series C Convertible Preferred Stock of the Corporation;

     RESOLVED: That the form, terms and provisions of the Merger Agreement, and the transactions contemplated thereby, be, and they hereby are, authorized, adopted and approved; and that the President and Secretary of the Corporation be, and they hereby are, authorized to execute and deliver, for and on behalf of the Corporation and in its name, the Merger Agreement, with such changes, additions, modifications, and deletions thereto as the President may approve, such officers' execution thereof to be conclusive evidence of such approval and of the authorization thereof by this Board of Directors;

     RESOLVED: That the Merger Agreement he submitted to the stockholders of the Corporation for their consideration and approval;

     RESOLVED: That upon approval of the Merger Agreement by such stockholders, the Corporation merge with and into CollegeLink (the "Merger"), effective as of the filing of the necessary documents with the states of New York and Delaware, pursuant to Sections 905 and 907 of the New York Business Corporation Law, Section 253 of the Delaware General Corporation Law and the Merger Agreement; and

     RESOLVED: That officers of the Corporation be, and they hereby are, without further authorization of the Board of Directors, severally authorized, for and on behalf of the Corporation and in its name, to execute and deliver any and all documents required to consummate the Merger, including, but not limited to, a Certificate of Ownership and Merger for filing with the Secretary of State of the State of Delaware and a Certificate of Merger for filing with the Department of State of the State of New York, and, in connection therewith, to take any and all such actions and to execute, with a corporate seal if deemed desirable, and deliver any and all other agreements, instruments, documents, opinions, certificates and/or other writings as the officer so acting shall deem appropriate and desirable to carry into effect the foregoing Resolutions or any part or parts thereof; and that the taking of any such action and the execution of any such writing shall be conclusive evidence that the action so taken or the writing or writings so executed were authorized by this Resolution.

     4. That the proposed Merger has been adopted, approved, certified, executed and acknowledged by Cytation in accordance with the laws of the State of New York, under which Cytation was organized.

     IN WITNESS WHEREOF, Cytation has caused this Certificate of Ownership and Merger to be executed in its name on November 15, 1999.

                                   CYTATION.COM  INCORPORATED
                                   By: Kevin J. High
                                       -------------
                                       Kevin J. High
                                       President

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "COLLEGELINK.COM INCORPORATED", FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF NOVEMBER, A.D. 1999, AT 1:30 O'CLOCK P.M.
     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.





                            /s/  Edward  J.  Freel
                            ----------------------
                            Edward  J.  Freel,  Secretary  of  State
                            AUTHENTICATION:0081814
                            DATE:11-15-99




                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                          COLLEGELINK.COM INCORPORATED

PURSUANT TO SECTION 242 AND 245 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

     CollegeLink.com Incorporated, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

     1. The name of the Corporation is CollegeLink.com Incorporated. The original certificate of incorporation of the Corporation was filed with the office of the Secretary of State of Delaware on November 1, 1999.

     2. This Amended and Restated Certificate of Incorporation was recommended to the sole stockholder of the Corporation for approval as being advisable and in the best interests of the Corporation by resolutions adopted by the Board of Directors at a meeting of the Board of Directors on November 11, 1999.

     3. The Amended and Restated Certificate of Incorporation was adopted by the affirmative vote of the sole stockholder of the Corporation at a special meeting of the sole stockholder on November 11, 1999.

     4.     This   Amended   and   Restated   Certificate   of   Incorporation
restates, integrates   and   amends   the  certificate  of  incorporation of the
Corporation.

     5. The text of the Corporation's certificate of incorporation is amended and restated in its entirety to read as follows:

FIRST:  The  name  of  the  corporation  is  CollegeLink.com  Incorporated  (the
------
"Corporation").

SECOND:  The address of the registered office of the Corporation in the State of
-------
Delaware is 1209 Orange Street, Wilmington, Delaware, County of New Castle, and the name of its registered agent at such address is Corporation Trust Company.

THIRD:  The nature of the business or purposes to be conducted or promoted is to
------
engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH:  The  total number of shares of capital stock that the Corporation shall
-------
have the authority to issue shall be 110,000,000 shares, consisting of 100,000,000 shares of common stock, $0.001 par value per share ("Common Stock"), and 10,000,000 shares of preferred stock, $.01 par value per share ("Preferred Stock").

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation:

A.     COMMON  STOCK.
       -------------

     1.  General.  The voting, dividend and liquidation rights of the holders of
         -------
the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any Series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

     2.  Voting.  The  holders  of Common Stock will be entitled to one vote per
         ------
share on all matters to be voted on by the stockholders of the Corporation. There shall be no cumulative voting.

     3.  Dividends.  Dividends may be declared and paid on the Common Stock from
         ---------
funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

     4.  Liquidation.  Upon  the  dissolution or liquidation of the Corporation,
         -----------
whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential liquidation rights of any then outstanding Preferred Stock.


B.     PREFERRED  STOCK.
       ----------------

     Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. No share of Preferred Stock that is redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided herein or by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided herein, in any such resolution or resolutions, or by law.

     Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted.by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise provided by law or by this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of the Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

C.     SERIES  A  PREFERRED  SHARES
       ----------------------------

     1.  Designation  and Initial Number. Of the 10,000,000 authorized shares of
         -------------------------------
Preferred Stock two million five hundred thousand (2,500,000) shall be designated the "Series A Preferred Shares". The Stated Value of the Series A Preferred Stock shall be $4.00 per share, and the Par Value of the Series A
Preferred  Stock  shall  be  $.01  per  share.

     2.  Distributions.  The  holders  of  the Series A Preferred Stock shall be
         -------------
entitled to receive, out of funds at the time legally available for payment of dividends in the State of Delaware, a cumulative dividend at the rate of six percent (6%) per share per annum, payable quarterly in equal installments on the first day of each successive quarter each year, if, as and when determined by the Board of Directors, before any dividend shall be set apart or paid on any other capital stock for such year.

     3.  Conversion.  The  Series  A  Preferred  Stock shall be convertible into
         ----------
Common Stock as hereinafter provided and, when so converted, shall be canceled and retired and shall not be reissued as such:

          (a) Any holder of the Series A Preferred Stock may at any time or from time to time convert such stock into the Common Stock of the Company, on presentation and surrender to the Company, of the certificates of the Series A Preferred Stock to be so converted together with the Notice of Conversion ("Conversion Notice").

          Conversion shall be deemed to have been effected on the date the Conversion Notice is given by the Investor to the Company (the "Conversion Date"). Within 10 business days after receipt of the Conversion Notice, the Company shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, or by overnight delivery service, to the address designated by the Investor in the Conversion Notice, a stock certificate or stock certificates of the Company representing the number of shares of Common Stock to which such Investor is entitled and a check or cash in payment of all accrued and unpaid dividends.

          (b) Each holder of Series A Preferred Stock shall have the right to convert such Series A Preferred Stock on and subject to the following terms and conditions:

               (i) The Series A Preferred Stock shall be converted into Common Stock at the conversion rate, determined as hereinafter provided, in effect at the time of conversion. Unless such conversion rate shall be adjusted as hereinafter provided, the conversion rate shall be one (1) share of Common Stock for each share of Series A Preferred Stock so converted at $4.00 per share ("Conversion Ratio").

               (ii) In order to convert Series A Preferred Stock into Common Stock, the holder thereof shall on any business day surrender to American Securities Transfer, Inc., whose address is 12039-Z2 West Alameda Parkway, Lakewood, Colorado 80228 (or any other transfer agent designated by the Company by written notice to the holders of Series A Preferred Stock), the certificate or certificates representing such shares, duly endorsed to the Company or in blank, and give written notice to the Company at said office of the number of said shares which such holder elects to convert. Conversion of the Series A Preferred Stock shall be deemed to have been effected on the date a conversion notice is given by the Investor to the Company, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the date of any conversion, the Company shall issue and deliver a certificate or certificates representing the number of shares of Common Stock issuable upon such conversion, together with cash in lieu of any fraction of a share, to the person or persons entitled to receive same. In case of the conversion of only a part of the shares of any holder of Series A Preferred Stock, the Company shall also issue and deliver to such holder a new certificate of Series A Preferred Stock representing the number of shares of such Series A Preferred Stock not converted by such holder.

          (c) The Company may require mandatory conversion of all, but not less than all, of the Series A Preferred Stock on or after the first anniversary of the initial purchase and sale of the Series A Preferred Stock ("the Mandatory Conversion Date"), provided that:

               (i) The average closing bid price of the Company on the Over-the-Counter Bulletin Board or the Nasdaq Stock Market or other principal trading market for the Common Stock, as applicable, for the twenty (20) consecutive trading days immediately preceding the Mandatory Conversion Date has exceeded $6.00 per share, or;

               (ii) If there is a reorganization of the Company involving an exchange of Company's Common Stock for shares of a United States domiciled corporation the shares of which are trading on a national exchange or on the Nasdaq Stock Market.

               Conversion of the Series A Preferred Shares to Common Stock pursuant to this paragraph 3(c) shall be deemed to have occurred on the Mandatory Conversion Date whether or not an Investor delivers to the Company its certificate or certificates for the Series A Preferred Stock.

          (d)  The  Conversion  Ratio shall be subject to adjustment as follows:

               (i) In case issued and outstanding shares of Common Stock shall be subdivided or split up into a greater number of shares of the Common Stock, the Conversion Ratio in effect at the opening of business on the business day immediately preceding the date fixed for the determination of the stockholders whose shares of Common Stock shall be subdivided or split up (the "Split Record Date") shall be proportionately increased, and in case issued and outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Ratio in effect at the opening of business on the business day immediately preceding the date fixed for the determination of the stockholders whose shares of Common Stock shall be combined (the "Combination Record Date") shall be proportionately decreased, such increase or decrease, as the case may be, becoming effective immediately after the opening of business on the business day immediately after the Split Record Date or the Combination Record Date, as the case may be.

               (ii) In case of any capital reorganization, any reclassification of the stock of the Company (other than as a result of a stock dividend or subdivision, split up or combination of shares), or the merger of the Company with or into another person or entity (other than a merger in which the Company is the continuing corporation and which does not result in any change in the Common Stock) or of the sale, exchange, lease, transfer or other disposition of all or substantially all of the properties and assets of the Company as an entirety or the participation by the Company in a share exchange as the corporation the stock of which is to be acquired, the Series A Preferred Stock shall (effective on the opening of business on the date after the effective date of such reorganization, reclassification, merger, sale or exchange, lease, transfer or other disposition or share exchange) be convertible into the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from surviving such merger or to which such properties and assets shall have been sold, exchanged, leased, transferred or otherwise disposed or which was the corporation whose securities were exchanged for those of the Company to which the holder of the number of shares of Common Stock deliverable (at the close of business on the date immediately preceding the effective date of such reorganization, reclassification, merger, sale, exchange, lease, transfer or other disposition or share exchange) upon conversion of Series A Preferred Stock would have been entitled upon such reorganization, reclassification, merger, sale, exchange, lease, transfer or other disposition or share exchange. The provisions of this subparagraph 3(b)(ii) shall similarly apply to successive reorganizations, reclassifications, mergers, sales, exchanges, leases, transfers or other dispositions or other share exchanges.

               (iii) Whenever the Conversion Ratio shall be adjusted as provided herein, the Company shall prepare and send to the holders of the Series A Preferred Stock a statement, signed by the chief financial officer of the Company, showing in detail the facts requiring such adjustment and the Conversion Ratio that shall be in effect after such adjustment.

               (iv) In the event the Company shall propose to take any action of the types described in paragraph 3 hereof, the Company shall give notice to the holder of Series A Preferred Stock, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall be given on or prior to the earlier of 30 days prior to the record date or the date which such action shall be taken. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Ratio and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of the Series A Preferred Stock. Failure to give notice in accordance with this paragraph 3(d)(iv) shall not render such action ultra vires, illegal or invalid.

          (e) No adjustment of the conversion rate shall be made in any of the following cases:

               (i) upon the grant or exercise of stock options hereafter granted, or under any employee stock option plan now or hereafter authorized, to the extent that the aggregate of the number of shares which may be purchased under such options and the number of shares issued under such employee stock purchase plan is less than or equal to ten percent (10%) of the number of shares of Common Stock outstanding on January 1 of the year of the grant or exercise;

               (ii) shares of Common Stock issued upon the conversion of Series A Preferred Stock;

               (iii) shares issued in connection with the acquisition by the Company or by any subsidiary of the Company of 80% or more of the assets of another corporation, and shares issued in connection with the acquisition by the Company or by any subsidiary of the Company of 80% or more of the voting shares of another corporation (including shares issued in connection with such acquisition of voting shares of such other corporation subsequent to the acquisition of an aggregate of 80% of such voting shares), shares issued in a merger of the Company or a subsidiary of the Company with another corporation in which the Company or the Company's subsidiary is the surviving corporation, and shares issued upon the conversion of other securities issued in connection with any such acquisition or in any such merger;

               (iv) shares issued by way of dividend or other distribution on Common Stock excluded from the calculation of the adjustment under this paragraph 3(e)(iv) or on Common Stock resulting from any subdivision or combination of Common Stock so excluded; or

               (v) shares issued pursuant to all stock options and warrants outstanding on April 5, 1999, which date represents the date of the filing of a Certificate of Amendment to the Certificate of Incorporation of Cytation.com Incorporated, a predecessor company, with the Secretary of State of the State of New York, creating a class of Series A Preferred Stock of Cytation.com Incorporated.

          (f) Whenever the conversion rate is adjusted as herein provided, the Company shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted conversion rate and showing in reasonable detail the facts upon which such adjustment is based. As promptly as practicable, the Company shall cause a copy of such certificate to be mailed to each holder of record of issued and outstanding Series A Preferred Stock at the address of such holder appearing on the Company's books.

          (g) The Company shall pay all taxes that may be payable in respect of the issue or delivery of Common Stock on conversion of Series A Preferred Stock pursuant hereto, but shall not pay any tax which may be payable with respect to income or gains of the holder of any Series A Preferred Stock or Common Stock or any tax which may be payable in respect of any transfer involved in the issue and delivery of the Common Stock in a name other than that in which the Series A Preferred Stock so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

          (h) Upon conversion of any shares of Series A Preferred Stock, the holders of the shares of Series A Preferred Stock so converted shall not be entitled to receive any dividends declared with respect to such shares of Series A Preferred Stock unless such dividends shall have been declared by the Board of Directors and the record date for such dividends shall have been on or before the date such shares shall have been converted. No payment or adjustment shall be made on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

          (i) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of such shares so surrendered. If the conversion of any share of Series A Preferred Stock results in a fraction, an amount equal to such fraction multiplied by the current market of the Common Stock on the day of conversion shall be paid to such holder in cash by the Company.

          (j) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, for the purpose of effecting the conversion of the issued and outstanding Series A Preferred Stock, the full number of shares of Common Stock then deliverable in the event and upon the conversion of all of the Series A Preferred Stock then issued and outstanding.

     4. Liquidation or Dissolution. In the event of any voluntary or involuntary
        --------------------------
liquidation, dissolution, or winding up of the affairs of the Company, the holders of the issued and outstanding Series A Preferred Stock shall be entitled to receive for each share of Series A Preferred Stock; before any distribution of the assets of the Company shall be made to the holders of any other capital stock, a dollar amount equal to the Stated Value thereof plus all accrued and unpaid distributions declared thereon, without interest. After such payment shall have been made in full to the holders of the issued and outstanding Series A Preferred Stock, or funds necessary for such payment shall have been set aside in trust for the account of the holders of the issued and outstanding Series A Preferred Stock so as to be and continue to be available therefor, then, before any further distribution of the assets of the Company shall be made, a dollar amount equal to that already distributed to the holders of the Series A Preferred Stock shall be distributed pro-rata to the holders of the other issued and outstanding capital stock of the Company, subject to the rights of any other class of capital stock set forth in the Certificate of Incorporation, as amended, of the Company. After such payment shall have been made in full to the holders of such other issued and outstanding capital stock, or funds necessary for such payment shall have been set aside in trust for the account of the holders of such other issued and outstanding capital stock so as to be and continue to be available therefor, the holders of the issued and outstanding Series A Preferred Stock shall be entitled to participate with the holders of all other classes of issued and outstanding capital stock in the final distribution of the remaining assets of the Company, and, subject to any rights of any other class of capital stock set forth in the Certificate of Incorporation, as amended, of the Company, the remaining assets of the Company shall be divided and distributed ratably among the holders of both the Series A Preferred Stock and the other capital stock then issued and outstanding according to the proportion by which their respective record ownership of shares of the Series A Preferred Stock and such capital stock bears to the total number of shares of the Series A Preferred Stock and such capital stock then issued and outstanding. If, upon such liquidation, dissolution, or winding up, the assets of the Company distributable, as aforesaid, among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to them of said amount, the entire assets shall be distributed ratably among the holders of the Series A Preferred Stock. A consolidation or merger of the Company, a share exchange, a sale, lease, exchange or transfer of all or substantially all of its assets as an entirety, or any purchase or redemption of stock of the Company of any class, shall not be regarded as a "liquidation, dissolution, or winding up of the affairs of the Company" within the meaning of this paragraph 4.

     5.  Voting  Rights. Except as otherwise provided in paragraph 6 below, each
         --------------
share of Series A Preferred Stock is entitled to one vote, voting together with the holders of shares of Common Stock and not as a class, on each matter submitted to a vote at a meeting of stockholders of the Company.

     6.  Changes In Terms of Series A Preferred Stock. The terms of the Series A
         --------------------------------------------
Preferred Stock may not be amended, altered or repealed, and no class of capital stock or securities convertible into capital stock shall be authorized which has superior rights to the Series A Preferred Stock as to distributions, liquidation or vote, without the consent of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock

     7.  No  Implied  Limitations.  Except  as  otherwise  provided  by  express
         ------------------------
provisions of this Certificate, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors to classify and reclassify and issue any shares of Series A Preferred Stock and to fix or alter all terms thereof to the full extent provided in the Certificate of Incorporation, as amended, of the Company.

     8.  General Provisions. In addition to the above provisions with respect to
         ------------------
the Series A Preferred Stock, such Series A Preferred Stock shall be subject to, and entitled to the benefits of the provisions set forth in this Certificate of Incorporation with respect to Preferred Stock generally.

     9.  Notices.  All  notices required or permitted to be given by the Company
         -------
with respect to the Series A Preferred Stock shall be in writing, and if delivered by first class United States mail, postage prepaid, or by overnight delivery service, to the holders of the Series A Preferred Stock at their last addresses as they shall appear upon the books of the Company, shall be conclusively presumed to have been duly given, whether or not the stockholder actually receives such notice; provided, however, that failure to duly give such notice by mail, or any defect in such notice, to the holders of any stock designated for redemption, shall not affect the validity of the proceedings for the redemption of any other shares of Preferred Stock.

D.     SERIES  B  PREFERRED  SHARES
       ----------------------------

     1.  Designation.  Of  the  10,000,000 shares of authorized Preferred Stock,
         -----------
300,000  shall  be  designated  and  known  as  "Series  B  Preferred  Stock".

     2.  Conversion.  The  holders  of  Series  B  Preferred  Stock  shall  have
         ----------
conversion  rights  as  follows:

          (a)  Definitions.  For  the  purposes of this Section 2, the following
               -----------
     definitions  shall  apply:

          "Automatic  Conversion  Date"  means  the  first  anniversary  of  the
           ---------------------------
          Original  Issue  Date.

          "Automatic  Conversion  Date  Price"  means  the  average  of  the
           ----------------------------------
          closing bid price per share of the Common Stock (as quoted on the Nasdaq OTC Bulletin Board, or the Nasdaq Stock Market, as the case may
          be) for the 20 consecutive trading days immediately preceding the Automatic Conversion Date.

          "Closing  Date  Price"  means  $7.625.
           --------------------

          "Common  Stock"  means  the  common  stock, $.001 par value per share,
           -------------
          of  the  Corporation.

          "Optional  Conversion  Date  Price"  means,  with  respect  to a given
           ---------------------------------
          date, the average of the closing bid price per share of the Common Stock (as quoted on the Nasdaq OTC Bulletin Board, or the Nasdaq Stock Market, as the case may be) for the 10 consecutive trading days immediately preceding such date.

          "Original  Issue  Date"  of  the  Company's  Series  B Preferred Stock
           ---------------------
          means August 10, 1999, the first date on which a share of Series B Preferred Stock of Cytation.com Incorporated, a predecessor company, was issued in New York.

          "Series  B  Conversion  Price"  is  the  price  at  which  shares  of
           ----------------------------
          Common Stock shall be deliverable upon conversion of Series B Preferred Stock without the payment of any additional consideration by the holder thereof.

          "Transfer  Agent"  means  American  Securities  Transfer,  Inc., whose
           --------------
          address is 12039-Z2 West Alameda Parkway, Lakewood, Colorado 80228, and any successor transfer agent appointed by the Corporation.


          (b)  Right  to  Convert;  Conversion  Price.  Subject to the terms and
               --------------------------------------
     conditions of this Section 2, each share of Series B Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof at the office of the Transfer Agent, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $15.00 (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Series B Preferred Stock) by the Series B Conversion Price, determined as hereinafter provided, in effect at the time of conversion.

          (c)  Automatic  Conversion.
               ----------------------

               (i)  Timing  and  Price.  Each  share of Series B Preferred Stock
                    ------------------
          shall automatically be converted into shares of Common Stock on the Automatic Conversion Date. For the purposes of this Section 2(c), the Series B Conversion Price on the Automatic Conversion Date shall be equal to the greater of (i) the Closing Date Price (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Common Stock) and (ii) the Automatic Conversion Date Price.

               (ii)  Mechanics.  On  the Automatic Conversion Date, the Series B
                     ---------
          Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Transfer Agent; provided, that the Corporation shall not be obligated to issue
                  --------
          certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series B Preferred Stock being converted are either delivered to the Transfer Agent, or the holder notifies the Transfer Agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith and, if the Corporation so elects, provides an appropriate indemnity bond. On the Automatic Conversion Date, all rights with respect to the Series B Preferred Stock so converted shall terminate except for the right of the holder thereof, upon surrender of the holder's certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series B Preferred Stock has been converted. Upon the automatic conversion of the Series B Preferred Stock, the holders of such Series B Preferred Stock shall surrender the certificates representing such shares at the office of the Transfer Agent. If so required by the Transfer Agent, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Transfer Agent, duly executed by the registered holder or by the holder's attorney duly authorized in writing. Upon surrender of such certificates there shall be issued and delivered to such holder, promptly at such office and in the holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Series B Preferred Stock surrendered were convertible on the Automatic Conversion Date. No fractional share of Common Stock shall be issued upon automatic conversion of the Series B Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the Automatic Conversion Date Price.

          (d)  Optional  Conversions.
               ---------------------

               (i)  Timing and Price. Each share of Series B Preferred Stock may
                    ----------------
          be converted into shares of Common Stock, at the option of the holder thereof at any time (i) after the Original Issue Date, (ii) prior to the Automatic Conversion Date and (iii) that the Optional Conversion Date Price is greater than $15.00 (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Common Stock). For the purposes of this
          Section 2(d), the Series B Conversion Price applicable to an optional conversion pursuant to this Section 2(d) shall be the Optional Conversion Date Price on the date of the Conversion Notice (as defined below).

               (ii)  Mechanics.  In  order  to  convert  his  shares of Series B
                     ---------
          Preferred Stock into shares of Common Stock pursuant to this Section 2(d), a holder of Series B Preferred Stock shall surrender the certificate or certificates therefor at the office of the Transfer Agent, and shall give written notice (the "Conversion Notice") to the
                                                      -----------------
          Transfer Agent at such office that the holder elects to convert the same and shall state therein the holder's name or the name or names of the holder's nominees in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. On the date of conversion, all rights with respect to the Series B Preferred Stock so converted shall terminate, except any of the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series B Preferred Stock has been converted. If so required by the Transfer Agent, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Transfer Agent, duly executed by the registered holder or by the holder's attorney duly authorized in writing. No fractional share of Common Stock shall be issued upon optional conversion of the Series B Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the Optional Conversion Date Price on the date of the Conversion Notice. The Corporation shall cause the Transfer Agent, as soon as practicable after surrender of the certificate or certificates for conversion, issue and deliver at such office to such holder of Series B Preferred Stock, or to the holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the Conversion Notice, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (e)  Notices. All notices required or permitted to be sent pursuant to
               -------
     this Section 2 shall be deemed sufficient if contained in a written instrument and delivered in person or duly sent by first-class mail postage prepaid or by fax or DHL, Federal Express or other recognized express courier service, addressed to the intended recipient at the recipient's address as it appears on the books of the Corporation.

     3.  Dividends.  The holders of shares of Series B Preferred Stock shall not
         ---------
be  entitled  to  receive  any  dividends.

     4.  Liquidation  Rights.  The holders of shares of Series B Preferred Stock
         -------------------
shall not be entitled to any preferential payment or distribution in the event of any liquidation, dissolution or winding up of the Corporation, but shall share ratably on an as-converted basis assuming automatic conversion in any distribution of the assets of the Corporation to all the holders of Common Stock.

     5.  Voting  Rights.  Except as otherwise required by law or as set forth in
         --------------
the Certificate of Incorporation of the Corporation, the holders of Series B Preferred Stock shall not be entitled to vote on any matter or to notice of any meeting of the stockholders.

     6.  No  Reissuance  of  Preferred  Stock.  No  share  or shares of Series B
         ------------------------------------
Preferred Stock acquired by the Corporation by reason of conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

     7.  Residual  Rights.  All rights accruing to the outstanding shares of the
         ----------------
Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.


E.     SERIES  C  PREFERRED  SHARES
       ----------------------------

     1.  Designation.Initial  Number and Date of Issue. Of the 10,000,000 shares
         ---------------------------------------------
of authorized Preferred Stock, 1,000,000 shall be designated and known as the "Series C Preferred Stock" (the "Series C Preferred Stock"). The Stated 'Value of the Series C Preferred Stock shall be $4.00 per share, and the Par Value of the Series C Preferred Stock shall be $.01 per share. September 30, 1999, the date on which the Series C Preferred Stock of Cytation.com Incorporated, a predecessor company, was issued in New York is referred to herein as the "Date of Issue" of the Company's Series C Preferred Stock.

     2.  Distributions.  The  holders  of  the Series C Preferred Stock shall be
         -------------
entitled to receive, when and as declared by the Board of Directors of the Company, out of funds at the time legally available for payment of dividends in the State of Delaware, a cumulative dividend at an annual rate, based on a year of 360 days consisting of 12 thirty-day months, equal to 6% applied to the amount of the Stated Value per share of Series C Preferred Stock. Such dividends shall be payable in respect of each share of Series C Preferred Stock quarterly, in arrears, on the last day of March, June, September and December in each year (each a "Dividend Payment Date"), commencing on the first such date to occur which is at least thirty days after its Date of Issue. The dividend payable on the first Dividend Payment Date shall be calculated and based on the period from the Date of Issue through such Dividend Payment Date. Each period commencing on the later of the Date of Issue of a share of the Series C Preferred Stock or the first day after the last preceding Dividend Payment Date and ending on the next Dividend Payment Date or, in the case of a final dividend, the effective date of a liquidating distribution or conversion of such shares of Series C Preferred Stock into Common Stock is referred to herein as a "Dividend Period." If the date fixed for payment of a final liquidating distribution on any shares of Series C Preferred Stock or the date on which any shares of Series C Preferred Stock are converted into Common Stock does not coincide with a Dividend Payment Date, then subject to the provisions hereof relating to such liquidating distribution or conversion, the final Dividend Period applicable to such shares shall be the period from the last Dividend Payment Date prior to the date such liquidating distribution or conversion occurs through the effective date of such liquidating distribution or conversion.

     3. Conversion. Subject to the limitation set forth in paragraph 3(k) below,
        ----------
the Series C Preferred Stock shall be convertible into such number of fully paid, validly issued and nonassessable shares of Common Stock, free and clear of any liens, claims or encumbrances as hereinafter provided and, when so converted, shall be canceled and retired and shall not be reissued as such:

          (a) Any holder of the Series C Preferred Stock may at any time or from time to time convert such stock into the Common Stock of the Company. In order to convert the Series C Preferred Stock into Common Stock, the holder thereof on any business day must present and surrender to the Company at its offices located at 55 Hammarlund Way, Newport, RI 02842 (or such other address as the Company shall designate) the certificate or certificates of the Series C Preferred Stock to be converted into Common Stock, duly endorsed to the Company or in blank, together with a notice of conversion, which shall state therein the number of shares to be converted and the name or names in which such holder wishes the certificate or certificates for Common Stock to be issued ("Conversion Notice").
                                      -----------------

          (b) Each holder of Series C Preferred Stock shall have the right to convert such Series C Preferred Stock on and subject to the following terms and conditions:

               (i) The Series C Preferred Stock shall be converted into Common Stock at the conversion ratio, determined as hereinafter provided, in effect at the time of conversion. Unless such conversion ratio shall be adjusted as hereinafter provided, the conversion ratio shall be one
          (1) share of Common Stock for each share of Series C Preferred Stock ("Conversion Ratio").
            -----------------

               (ii) The conversion of the Series C Preferred Stock shall be deemed to have occurred on the date the holder thereof provides and surrenders, as the case may be, to the Company, pursuant to paragraph 3(a) hereof, a Conversion Notice and the certificate or certificates representing the Series C Preferred Stock to be converted into Common Stock, duly endorsed to the Company or in blank. The person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the date of any conversion, but in no event later than 10 business days following the receipt by the Company of the Conversion Notice, the Company shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, or by overnight delivery service, to the address designated by the holder in the Conversion Notice, a stock certificate or stock certificates of the Company representing the number of shares of Common Stock to which such holder is entitled, together with check or cash in lieu of any fraction of a share and in payment of all accrued and unpaid dividends, to the person or persons entitled to receive same. In case of the conversion of only a part of the shares of any holder of Series C Preferred Stock, the Company shall also issue and deliver to such holder a new certificate of Series C Preferred Stock representing the number of shares of such Series C Preferred Stock not converted by such holder.

          (c) (i) Subject to the limitation set forth in paragraph 3(k), below, the Company may require mandatory conversion of all, but not less than all, of the Series C Preferred Stock on or after the first anniversary of the initial purchase and sale of the Series C Preferred Stock (the "Mandatory
                                                                       ---------
     Conversion  Date"),  provided  that  (x) after the first anniversary of the
     ----------------
     initial purchase and sale of the Series C Preferred Stock the average closing bid price of the Company's Common Stock on the Over-the-Counter Bulletin Board or the Nasdaq Stock Market, as applicable, for the 20 consecutive trading days immediately preceding the Mandatory Conversion
     Date has exceeded $6.00 per share; and (y) the. Company elected to mandatory convert all other series of Preferred Stock.

               (ii) Conversion of the Series C Preferred Stock into Common Stock pursuant to this paragraph 3(c) shall be deemed to have occurred .on the Mandatory Conversion Date whether or not the holder of such stock delivers to the Company its certificate or certificates for the Series C Preferred Stock. Anything in this Section 3(c) to the contrary notwithstanding, the Company may not require the conversion of any shares of Series C Preferred Stock unless, concurrently With such mandatory conversion, the Company shall also require the mandatory conversion of the same Pro Rata Proportion (as hereinafter defined) of shares of the Series A Preferred Stock of the Company. For the purposes of the preceding sentence "Pro Rata Proportion" shall mean a fraction the numerator of which shall be the number of shares of Series C Preferred Stock or Series A Preferred Stock, as the case may be, subject to mandatory conversion and the denominator of which shall be all outstanding shares of Series C Preferred Stock or Series A Preferred Stock, as the case may be.

          (d)  The  Conversion  Ratio shall be subject to adjustment as follows:

               (i) If the Company subdivides (e.g., stock dividend) or splits up the issued and outstanding shares of Common Stock into a greater number of shares of the Common Stock, the Conversion Ratio in effect at the opening of business on the business day immediately preceding the date fixed for the determination of the stockholders whose shares of Common Stock shall be subdivided or split up (the "Split Record Date") shall be proportionately increased, and in case issued and outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Ratio in effect at the opening of business on the business day immediately preceding the date fixed for the determination of the stockholders whose shares of Common Stock shall be combined (the "Combination Record Date") shall be proportionately decreased, such increase or decrease, as the case may be, becoming effective immediately after the opening of business on the business day immediately after the Split Record Date or the Combination Record Date, as the case may be.

               (ii) In case of any capital reorganization, any reclassification of the stock of the Company (other than as a result of a stock dividend or subdivision, split up or combination of shares), or the merger of the Company with or into another person or entity (other than a merger in which the Company is the continuing corporation and which does not result in any change in the Common Stock) or of the sale, exchange, lease, transfer or other disposition of all or substantially all of the properties and assets of the Company as an entirety or the participation by the Company in a share exchange as the corporation the stock of which is to be acquired, the Series C Preferred Stock shall (effective on the opening of business on the date after the effective date of such reorganization, reclassification, merger, sale or exchange, lease, transfer or other disposition or share exchange) be convertible into the kind and number of shares of stock or other securities or property of the Company or of the surviving corporation resulting from such merger or to which such properties and assets shall have been sold, exchanged, leased, transferred or otherwise disposed or which was the corporation whose securities were exchanged for those of the Company to which the holder of the number of shares of Common Stock deliverable (at the close of business on the date immediately preceding the effective date of such reorganization, reclassification, merger, sale, exchange, lease, transfer or other disposition or share exchange) upon conversion of Series C Preferred Stock would have been entitled upon such reorganization, reclassification, merger, sale, exchange, lease, transfer or other disposition or share exchange. The provisions of this subparagraph 3(b)(ii) shall similarly apply to successive reorganizations, reclassifications, mergers, sales, exchanges, leases, transfers or other dispositions or other share exchanges.

               (iii) If the Company shall issue to the holders of its Common Stock rights or warrants to subscribe for or purchase shares of its Common Stock at a price less than 90% of the Current Market Price (as defined below in this paragraph) of the Company's Common Stock at the record date fixed for the determination of the holders of Common Stock entitled to such rights or warrants, the conversion rate in effect immediately prior to said record date shall be increased, effective at the opening of business on the next following full business day, to an amount determined by multiplying such conversion rate by a fraction the numerator of which is the number of shares of Common Stock of the Company outstanding immediately prior to said record date plus the number of additional shares of its Common Stock offered for subscription or purchase and the denominator of which is said number of shares outstanding immediately prior to said record date plus the number of shares of Common Stock of the Company which the aggregate subscription or purchase price of the total number of shares so offered would purchase at the Current Market Price of the Company's Common Stock at said record date. The term "Current Market Price" at said record date shall mean the average of the daily last reported sale prices per share of the Company's Common Stock on the principal stock exchange on which the Common Stock is then listed during the 20 consecutive full business days commencing with the 30th full business day before said record date, provided that if there was no reported sale on any such day or days there shall be substituted the average of the closing bid and asked quotations on that exchange on that day, and provided further that if the Common Stock was not listed on any stock exchange on any such day or days there shall be substituted the average of the lowest bid and the highest asked quotations in the over-the-counter market on that day.

               (iv) Whenever the Conversion Ratio shall be adjusted as provided herein, the Company shall prepare and send to the holders of the Series C Preferred Stock a statement, signed by the chief financial officer of the Company, showing in detail the facts requiring such adjustment and the Conversion Ratio that shall be in effect after such adjustment.

               (v) In the event the Company shall propose to take any action of the types described in paragraph 3(d) hereof, the Company shall give
                                   -------------
          notice to the holder of Series C Preferred Stock, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall be given on or prior to the earlier of 30 days prior to the record date or the date which such action shall be taken. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Ratio and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of the Series C Preferred Stock. Failure to give notice in accordance with this paragraph 3(d)(v) shall not render such action ultra vires, illegal or
          ----------------
          invalid.


          (e) No adjustment of the Conversion Ratio shall be made in any of the following cases:

               (i) the grant or exercise of stock options hereafter granted, or under any employee stock option plan now or hereafter authorized, to the extent that the aggregate of the number of shares which may be purchased under such options and the number of shares issued under such employee stock option plan is less than or equal to ten percent (10%) of the number of shares of Common Stock outstanding on January 1 of the year of the grant or exercise;

               (ii) the issuance of shares of Common Stock in connection with the acquisition by the Company or by any subsidiary of the Company of 80% or more of the assets of another corporation, and shares issued in connection with the acquisition by the Company or by any subsidiary of the Company of 80% or more of the voting shares of another corporation (including shares issued in connection with such acquisition of voting shares of such other corporation subsequent to the acquisition of an aggregate of 80% of such voting shares), shares issued in a merger of the Company or a subsidiary of the Company with another corporation in which the Company or the Company's subsidiary is the surviving corporation, and shares issued upon the conversion of other securities issued in connection with any such acquisition or in any such merger;

               (iii) the issuance of shares of Common Stock pursuant to all stock options, warrants and convertible securities outstanding on October 1, 1999, which date represents the date of the filing of a Certificate of Amendment to the Certificate of Incorporation of Cytation.com Incorporated, a predecessor company, with the Secretary of State of the State of New York, creating a class of Series C
          Preferred  Stock  of  Cytation.com  Incorporated;

               (iv) sales of Common Stock of the Company for cash in an underwritten public offering.

          (f) Whenever the Conversion Ratio is adjusted as herein provided, the Company shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted conversion ratio and showing in reasonable detail the facts upon which such adjustment is based. As promptly as practicable, the Company shall cause a copy of such certificate to be mailed to each holder of record of issued and outstanding Series C Preferred Stock at the address of such holder appearing on the Company's books.

          (g) The Company shall pay all taxes that may be payable in respect of the issue or delivery of Common Stock on conversion of Series C Preferred Stock pursuant hereto, but shall not pay any tax which may be payable with respect to income or gains of the holder of any Series C Preferred Stock or Common Stock or any tax which may be payable in respect of any transfer involved in the issue and delivery of the Common Stock in a name other than that in which the Series C Preferred Stock so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

          (h) (i) Upon conversion of any shares of Series C Preferred Stock pursuant to paragraphs 3(a) and (b) hereof, the holders of such shares of

     Series C Preferred Stock so converted shall not be entitled to receive any dividends declared with respect to such shares of Series C Preferred Stock unless such dividends shall have been declared by the Board of Directors and the record date for such dividends shall have been on or before the date such shares shall have been converted. No payment or adjustment shall be made on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of the conversion of shares of Series C Preferred Stock pursuant to paragraphs 3(a) and 3(b) hereof

               (ii) Upon the mandatory conversion of any shares of Series C Preferred Stock pursuant to paragraph 3(c) hereof, the holders of such shares of Series C Preferred Stock so converted shall be entitled to receive a dollar amount equal to all accrued dividends and unpaid distributions prior to the Mandatory Conversion Date, whether or not declared thereon.

          (i) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of Series C Preferred Stock. If more than one share of Series C Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of such shares so surrendered. If the conversion of any share of Series C Preferred Stock results in a fraction, an amount equal to such fraction multiplied by the current market value of the Common Stock on the day of conversion shall be paid to such holder in cash by the Company. For purposes of this paragraph 3(i), "current market value of Common Stock" shall mean the value of the Common Stock as reflected in the last trade of the Common Stock on the date of conversion.

          (j) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, for the purpose of effecting the conversion of the issued and outstanding Series C Preferred Stock, the full number of shares of Common Stock then deliverable in the event and upon the conversion of all of the Series C Preferred Stock then issued and outstanding.

          (k) In no event shall PNC Bank Corp. or any indirect or direct subsidiary thereof (collectively, "PNC") be entitled to convert any shares of Series C Preferred Stock nor shall the Company be entitled to require conversion of any shares of Series C Preferred Stock in excess of that number of shares of Series C Preferred Stock upon the conversion of which the sum of (1) the number of shares of Common Stock beneficially owned (as such term is defined for the purposes of Rule 13(d) promulgated under the Securities Exchange Act of 1934, as amended) by PNC and (2) the number of shares of Common Stock issuable upon the conversion of the number of shares of Series C Preferred Stock with respect to which the determination in this provision is made, would result in the beneficial ownership by PNC of five percent (5%) or more of the issued and outstanding shares of Common Stock and any series of voting preferred stock of the Company unless PNC has provided to the Company a written opinion of counsel that a greater percentage of beneficial ownership of such capital stock is permissible pursuant to then applicable laws or regulations.

          (l) In no event shall PNC be entitled to sell or otherwise transfer shares of Series C Preferred Stock and Common Stock to a person unaffiliated with PNC or Company if immediately after the transfer (1) the number of shares of Common Stock and any series of voting preferred stock of the Company and (2) the number of shares of Common Stock issuable upon the conversion of the shares of Series C Preferred Stock would result in the beneficial ownership by the acquiring person of five percent (5%) or more of the issued and outstanding shares of Common Stock and any series of voting preferred stock of the Company unless (1) pursuant to a widely dispersed public offering, (2) immediately prior to the transfer the acquiring person would hold, upon exercise of the conversion rights of any Series C Preferred Stock it held immediately prior to the transfer, more than 50 percent of the issued and outstanding Common Stock and any series of voting preferred stock of the Company or (3) the Company has stated in writing that it has no objection to such transfer.

     4. Liquidation or Dissolution. In the event of any voluntary or involuntary
        --------------------------
liquidation, dissolution, or winding up of the affairs of the Company, the holders of the issued and outstanding Series C Preferred Stock shall be entitled to receive for each share of Series C Preferred Stock, before any distribution of the assets of the Company shall be made to the holders of any other class of capital stock, except for holders of the Series A Convertible Preferred Stock which shall have the rights and preferences set forth above, a dollar amount equal to the Stated Value thereof plus all accrued and unpaid distributions whether or not earned or declared thereon, without interest. After payments in full have been made to all holders of any series of the issued and outstanding preferred stock of the Company, or funds necessary for such payment shall have been set aside in trust for the account of the holders of any series of the issued and outstanding preferred stock of the Company, so as to be and continue to be available therefor, then, before any further distribution of the assets of the Company shall be made, a dollar amount equal to that already distributed to the holders of any series of the issued and outstanding preferred stock of the Company shall be distributed pro-rata to the holders of the other issued and outstanding classes of capital stock of the Company, subject to the rights of any other class of capital stock set forth in the Certificate of Incorporation, as amended, of the Company. After such payment shall have been made in full to the holders of such other issued and outstanding capital stock, or funds necessary for such payment shall have been set aside in trust for the account of the holders of such other issued and outstanding capital stock so as to be and continue to be available therefor, the holders of the issued and outstanding Series C Preferred Stock shall be entitled to participate with the holders of all other classes of issued and outstanding capital stock in the final distribution of the remaining assets of the Company, and, subject to any rights of any other class of capital stock set forth in the Certificate of Incorporation, as amended, of the Company, the remaining assets of the Company shall be divided and distributed ratably among the holders of both the Series C Preferred Stock and the other capital stock then issued and outstanding according to the proportion by which their respective record ownership of shares of Common Stock Equivalents (as defined below in this paragraph) bears to the total number of shares of Common Stock Equivalents then issued and outstanding.

"Common Stock Equivalents" shall mean all shares of Common Stock that are outstanding plus all shares of Common Stock issuable upon conversion of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or the Series C Preferred Stock or any other series of convertible preferred stock of the Company. If, upon such liquidation, dissolution, or winding up, the assets of the Company distributable, as aforesaid, among the holders of any series of preferred stock of the Company shall be insufficient to permit the payment to them of said amount, the entire assets shall be distributed ratably among the holders of any series of issued and outstanding preferred stock of the Company. A consolidation or merger of the Company, a share exchange, a sale, lease, exchange or transfer of all or substantially all of its assets as an entirety, or any purchase or redemption of stock of the Company of any class, shall not be regarded as a "liquidation, dissolution, or winding up of the affairs of the Company" within the meaning of this paragraph 4.

     5. Voting  Rights  and  Board  Representation
        ------------------------------------------

          (a) Except as otherwise required by applicable law, the Series C Preferred Stock shall not be entitled to vote on any matter.

          (b) So long as there are at least 500,000 shares of Series C Preferred Stock outstanding (which number shall be subject to proportional adjustment to reflect any subdivisions, splits or reverse stock splits of the Series C Preferred Stock) the holders of the Series C Preferred Stock voting separately as a class shall be entitled, as such holders voting separately as a class may determine, to elect one director to the Board of Directors or to appoint one observer to the Board of Directors.

     6.  Changes in Terms of Series C Preferred Stock. The terms of the Series C
         --------------------------------------------
Preferred Stock may not be amended, altered or repealed, and no class of capital stock or securities convertible into capital stock shall be authorized, including by way of a merger, which has superior rights to the Series C Preferred Stock as to distributions or liquidation, without the consent of the holders of at least two-thirds of the outstanding shares of Series C Preferred Stock. This Section 6 shall in no way limit the Company's abilities to issue securities which are pari passu with the Series C Preferred Stock.

     7.  No  Implied  Limitations.  Except  as  otherwise  provided  by  express
         ------------------------
provisions of this Certificate, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors to classify and reclassify and issue any shares of Series C Preferred Stock and to fix or alter all terms thereof to the full extent provided in the Certificate of Incorporation, as amended, of the Company.

     8.  General Provisions. In addition to the above provisions with respect to
         ------------------
the Series C Preferred Stock, such Series C Preferred Stock shall be subject to, and entitled to the benefits of, the provisions set forth in the Company's Certificate of Incorporation, as amended, of the Company with respect to preferred stock generally but not with respect any series of preferred stock in particular.

     9.  Notices.  All  notices required or permitted to be given by the Company
         -------
with respect to the Series C Preferred Stock shall be in writing, and if delivered by first class United States mail, postage prepaid, or by overnight delivery service, to the holders of the Series C Preferred Stock at their last addresses as they shall appear upon the books of the Company, shall be conclusively presumed to have been duly given, whether or not the stockholder actually receives such notice; provided, however, that failure to duly give such notice by mail, or any defect in such notice, to the holders of any stock designated for redemption, shall not affect the validity of the proceedings for the redemption of any other shares of Series C Preferred Stock.

FIFTH:  In  furtherance of and not in limitation of powers conferred by statute,
-----
it  is  further  provided  that:

          (a) (1) The business and affairs of the Corporation shall be managed under the direction of a Board of Directors, consisting of not less than three nor more than twelve Directors, the number of which shall be determined from time to time by resolution adopted by affirmative of a majority of Directors then in office. The Directors shall be classified with respect to the time for which they shall severally hold office by dividing them into three classes, Class I, Class II and Class III, each consisting as nearly as possible of one-third of the whole number of the Board of Directors. All Directors shall hold office until their successors are chosen and qualified, or until their earlier death, resignation, disqualification or removal. At the first election of Directors following adoption of this provision by the stockholders of the Corporation, Class I Directors shall be elected for a term of one year; Class II Directors shall be elected for a term of two years; and Class III Directors shall be elected for a term of three years; and at each annual election thereafter, successors to the Directors whose terms shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of Directors shall expire in each year. Any vacancy on the Board of Directors that results from an increase in the number of Directors may be filled by the affirmative vote of a majority of the Directors then in office, and any other vacancy on the Board of Directors may be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall serve for a term equivalent to the remaining unserved portion of the term of such newly elected Director's predecessor.

          Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the Corporation shall have the right, voting separately by class or series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Certificate of Incorporation applicable thereto, and such Directors shall not be divided into classes pursuant to this Article FIFTH (a)(1) unless expressly provided by such terms.

     (2)  Resignation  or Removal of Directors. Any director or the entire Board
          ------------------------------------
of Directors may be removed for "Cause," as hereinafter defined, by the holders of a majority of the stock issued and outstanding and entitled to vote at an election of directors; provided, however, that the directors elected by a particular class of stockholders may be removed only by the vote of the holders of a majority of the shares of such class. No director may be removed without "Cause" by vote of the stockholders. Any director may resign at any time by delivering a resignation in writing to the principal executive officer or the secretary or to a meeting of the Board of Directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time; and without in either case the necessity of its being accepted unless the resignation shall so state. No director resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the Corporation) no director removed shall have any right to receive compensation as such director for any period following the director's resignation or removal, or any right to damages on account of such removal, whether the director's compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation. For purposes of this Section 4.16, "Cause" means:

                    (A) willful and continued material failure, refusal or inability to perform one's duties to the Corporation or the willful engaging in gross misconduct materially and demonstrably damaging to the Corporation; or

                    (B) conviction for any crime involving moral turpitude or any other illegal act that materially and adversely reflects upon the business, affairs or reputation of the Company or on one's ability to perform one's duties to the Corporation.


               (3) Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law or by this Certificate of Incorporation, may be called by the Chairman of the Board of Directors or the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting and business to be transacted at any special meeting of the stockholders.

               (4) No amendment to the Certificate of Incorporation of the Corporation shall amend, alter, or repeal any of the provisions of this Article FIFTH (a) unless the amendment effecting such amendment, alteration or repeal shall receive the affirmative vote of or consent of the holders of seventy-five percent (75%) of all shares of stock of the Corporation entitled to vote at a meeting of stockholders held for the purpose of voting on such amendment, considered for the purposes of this Article FIFTH as one class; provided that this paragraph FIFTH
          (a)(4) shall not apply to, and such seventy-five percent (75%) vote shall not be required for, any such amendment recommended to the stockholders pursuant to a resolution of the Board of Directors approved by two-thirds of the Continuing Directors. For purposes of this paragraph FIFTH (a)(4), a "Continuing Director" shall mean any Director of the Corporation who is or becomes a Director on the date that this Article FIFTH is first adopted by the Corporation's stockholders or any Director elected by a majority of the Continuing Directors then in office to succeed any Director or to fill any vacancy on the Board of Directors whether resulting from an increase in the number of Directors or otherwise.

          (b) Subject to any applicable requirements of law, the books of the Corporation may be kept outside the State of Delaware at such locations as may be designated by the Board of Directors or in the By-Laws of the Corporation.

          (c) The Board of Directors may from time to time determine whether, to what extent, at what times and places and under what conditions and regulations the accounts, books and records of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation, except as and to the extent expressly provided by law or expressly authorized by resolution of the Board of Directors.

          (d) Except as provided to the contrary in the provisions establishing a class of Stock the number of authorized shares of such class may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of a majority of the stock of the Corporation entitled to vote, voting as a single class.

          (e) In addition to the powers and authority herein or by law expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware, this Certificate of Incorporation and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

SIXTH:  The following provisions shall apply with respect to the indemnification
------
of,  and  advancement  of  expenses  to,  certain  parties  as  set forth below:

A.     INDEMNIFICATION.
       ---------------

     1.  Proceedings  Other  than  by  or  in  the Right of the Corporation. The
         ------------------------------------------------------------------
Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation (including any partially or wholly owned subsidiary of the Corporation), partnership, joint venture, trust or other enterprise (including any employee benefit plan) (each of such persons being referred to as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection with such action, suit or proceeding and any appeal therefrom, if (A) the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation and (B) with respect to any criminal action or proceeding, the Indemnitee had no reasonable cause to believe. the Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith, did not act in a manner that the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation or, with respect to any criminal action or proceeding, did not have reasonable cause to believe that the Indemnitee's conduct was unlawful.

Notwithstanding anything to the contrary in this Article SIXTH, except as set forth in Section C.2. of this Article SIXTH, the Corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by they Board of Directors of the Corporation.

     2. Proceedings by or in the Right of the Corporation. The Corporation shall
        -------------------------------------------------
indemnify any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in the Corporation's favor by reason of the fact that the Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving as a director, officer or trustee of; or in a similar capacity with, another corporation (including any partially or wholly owned subsidiary of the Corporation), partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees) and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection with such action, suit or proceeding and any appeal therefrom, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys' fees) that the Court of Chancery of the State of Delaware shall deem proper.

     3.  Expenses  of Successful Indemnitee. Notwithstanding any other provision
         ----------------------------------
of this Article SIXTH, to the extent that an Indemnitee has been successful, on the merits or otherwise (including a disposition without prejudice), in defense of any action, suit or proceeding referred to in Section A.1. or 2. of this Article SIXTH, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, the Indemnitee shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (A) the disposition being adverse to the Indemnitee, (B) an adjudication that the Indemnitee was liable to the Corporation, (C) a plea of guilty or nolo contendere by the Indemnitee, (D) an adjudication that the Indemnitee did not act in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and
(E) with respect. to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe the Indemnitee's conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

     4.  Partial  Indemnification.  If  any  Indemnitee  is  entitled  under any
         ------------------------
provision of this Section A. to indemnification by the Corporation for a portion, but not all, of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in any appeal therefrom, the

Corporation shall indemnify the Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

B.     ADVANCEMENT  OF  EXPENSES.
       -------------------------

     Subject to Section C.2. of this Article SIXTH, in the event that the Corporation does not assume a defense pursuant to Section C.1. of this Article SIXTH of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article SIXTH, any expenses (including attorneys'
fees) incurred by an Indemnitee. in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article SIXTH. Any such undertaking by an Indemnitee shall be accepted without reference to the financial ability of the Indemnitee to make such repayment.
C.     PROCEDURES.
       ----------

     1.  Notification  and  Defense  of  Claim.  As a condition precedent to any
         -------------------------------------
Indemnitee's right to be indemnified, the Indemnitee must promptly notify the Corporation in writing of any action, suit, proceeding or investigation involving the Indemnitee for which indemnity will or may be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume. the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee; provided that the Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such claim. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided in this Section C.1. The Indemnitee shall have the right to employ the Indemnitee's own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (A) the employment of counsel by the Indemnitee has been authorized by the Corporation, (B) counsel to the Indemnitee has reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action or (C) the Corporation has not in fact employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation except as otherwise expressly provided by this Article SIXTH.

     2.  Requests and Payment. In order to obtain indemnification or advancement
         --------------------
of expenses pursuant to this Article SIXTH, an Indemnitee shall submit to the Corporation a written request therefor, which request shall include documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses. Any such indemnification or advancement of expenses shall be made promptly, and in any event within sixty days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under Section A.1, A.2. or B. of this Article SIXTH, the Corporation determines, by clear and convincing evidence, within such sixty-day period, that any Indemnitee did not meet the applicable standard of conduct set forth in Section A.1. or A.2. of this Article SIXTH. Such determination shall be made in each instance by (A) a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), even though less than a quorum, (B) a majority vote of a quorum of the outstanding shares of capital stock of all classes entitled to vote for directors, which quorum shall consist of stockholders who are not at that time parties to the action, suit, proceeding or investigation in question, (C) independent legal counsel (who may be regular legal counsel to the Corporation), or (D) a court of competent jurisdiction.

     3.  Remedies.  The right of an Indemnitee to indemnification or advancement
         --------
of expenses pursuant to this Article SIXTH shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies, in whole or in part, a request of an Indemnitee in accordance with the preceding
Paragraph 2. or if no disposition thereof is made within the sixty-day period referred to in the preceding Paragraph 2. Unless otherwise provided by law, the burden of proving that an Indemnitee is not entitled to indemnification or advancement of expenses pursuant to this Article SIXTH shall be on the Corporation. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met any applicable standard of conduct, nor an actual determination by the Corporation pursuant to the preceding Section
C.2. that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses (including attorneys' fees) incurred in connection with successfully establishing the Indemnitee's right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

D.     RIGHTS  NOT  EXCLUSIVE.
       ----------------------

     The right of an Indemnitee to indemnification and advancement of expenses pursuant to this Article SIXTH shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in the Indemnitee's official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to serve in the capacity with respect to which the Indemnitee's right to indemnification or advancement of expenses accrued, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article SIXTH shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures supplemental to those set forth in this Article SIXTH. The Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article SIXTH.

In addition, the Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation (including any partially or wholly owned subsidiary of the Corporation), partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by such a person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

E.     SUBSEQUENT  EVENTS.
       ------------------

     1.  Amendments  of  Article  or Law. No amendment, termination or repeal of
         -------------------------------
this Article SIXTH or of any relevant provisions of the General Corporation Law of the State of Delaware or any other applicable law shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions of this Article SIXTH with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the effective date of such amendment, termination or repeal. If the General Corporation Law of the State of Delaware is amended after adoption of this Article SIXTH to expand further the indemnification permitted to any Indemnitee, then the Corporation shall indemnify the Indemnitee to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended, without the need for any further action with respect to this Article SIXTH.

     2.  Merger  or  Consolidation.  If  the  Corporation  is  merged  into  or
         -------------------------
consolidated with another corporation and the Corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under this Article SIXTH with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or factors occurring prior to the date of such merger or consolidation.

F.     INVALIDATION.
       ------------

     If any or all of the provisions of this Article SIXTH shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable provision of this Article SIXTH that shall not have been invalidated and to the fullest extent permitted by the General Corporation Law of the State of Delaware or any other applicable law.

G.     DEFINITIONS.
       -----------

     Unless defined elsewhere in this Amended and Restated Certificate of Incorporation, any term used in this Article SIXTH and defined in Section 145(h) or (i) of the General Corporation Law of the State of Delaware shall have the meaning ascribed to such term in such Section.

SEVENTH:  Whenever  a  compromise  or  arrangement  is  proposed  between  this
--------
Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made; be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be and also on this Corporation.

EIGHTH:  No  director  of  the  Corporation  shall  be  personally liable to the
------
Corporation or to any of its stockholders for monetary damages arising out of such director's breach of fiduciary duty as a director of the Corporation, except to the extent that the elimination or limitation of such liability is not permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended. No amendment to or repeal of this ARTICLE EIGHTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of the director occurring prior to such amendment or repeal.

NINTH:  The Corporation reserves the right to amend, alter, change or repeal any
-----
provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, any other provision of law, this Certificate of Incorporation or the By-Laws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the shares of capital stock of the corporation issued and outstanding and entitled to vote shall be required to amend or repeal, or to adopt any provision inconsistent with, Article FIFTH or Article NINTH of this Certificate of Incorporation.

     IN WITNESS WHEREOF, the undersigned has executed, signed, and acknowledged this Amended and Restated Certificate of Incorporation this 11th day of November, 1999.


                                /s/  Kevin  High
                                ----------------
                                Name:  Kevin  High
                                Title:  President


ATTEST:

/s/  Krista  Michael
--------------------------
Name:  Krista  Michael
Title:  Secretary